Exhibit 99.1
Annual Shareholder Meeting Steve Leer, Chairman and CEO Arch Coal, Inc. St. Louis, Missouri April 24, 2008

Forward-Looking Information This presentation contains “forward-looking statements” — that is, statements related to future, not past, events. In this context, forward-looking statements often address our expected future business and financial performance, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” or “will.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain. For us, particular uncertainties arise from changes in the demand for our coal by the domestic electric generation industry; from legislation and regulations relating to the Clean Air Act and other environmental initiatives; from operational, geological, permit, labor and weather-related factors; from fluctuations in the amount of cash we generate from operations; from future integration of acquired businesses; and from numerous other matters of national, regional and global scale, including those of a political, economic, business, competitive or regulatory nature. These uncertainties may cause our actual future results to be materially different than those expressed in our forward-looking statements. We do not undertake to update our forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. For a description of some of the risks and uncertainties that may affect our future results, you should see the risk factors described from time to time in the reports we file with the Securities and Exchange Commission. This presentation includes certain non-GAAP financial measures, including Adjusted EBITDA. These non-GAAP financial measures are not measures of financial performance in accordance with generally accepted accounting principles and may exclude items that are significant in understanding and assessing our financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income from operations, cash flows from operations, earnings per fully-diluted share or other measures of profitability, liquidity or performance under generally accepted accounting principles. You should be aware that our presentation of these measures may not be comparable to similarly-titled measures used by other companies. A reconciliation of these financial measures to the most comparable measures presented in accordance with generally accepted accounting principles has been included at the end of this presentation.

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL ACI has outperformed the S&P 500 dramatically since 2000 1200% ACI 1000% 1054% 800% 600% 400% 200% S&P 0% 500 -200% 2000 2001 2002 2003 2004 2005 2006 2007 2008 Source: Yahoo Finance, as of 4/22/08 Slide 3

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL ACI rewards shareholders with four dividend increases during past five years ACI Quarterly Dividend • Regular increases in (common stock dividend on June payable date) quarterly dividend $0.10 $0.09 convey board’s continued confidence $0.07 in Arch’s future $0.06 earnings potential $0.05 $0.04 $0.04 • Beginning this $0.03 quarter, shareholders will enjoy an increase of nearly 29% or $0.02 per share $0.00 June-03 June-04 June-05 June-06 June-07 June-08 Source: ACI Slide 4

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL Energy demand soaring in developing world Electricity Consumption 1995-2005 Worldwide Electric Generation & Forecast (percent change, billion kilowatt hours) (billion kilowatt hours) 32,000 138.8% 28,000 24,000 20,000 16,000 51.0% 12,000 8,000 4,000 0 17.2% 2007 2030 OECD Non-OECD U.S. India China Electricity demand in developing nations will nearly triple the growth rate of the developed nations by 2030, as defined by membership in the Organization for Economic Cooperation and Development (OECD) Source: EIA International Energy Outlook 2007, EIA International Energy Annual 2005 (published 10-07) Slide 5

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL Coal’s advantage: billions of tons abundant, secure and widely dispersed of oil equivalent 200 Coal 100 Natural Gas 0 Oil Russia North America Europe Middle East China India Other Asia Pacific Central and South America Africa Based on current production levels and proven reserves, coal should outlast both gas supplies and oil reserves by roughly 4 times Source: ACI, Bank of America, BP Statistical Review 2007 and Blackwell Energy Research Slide 6

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL Coal has been the world’s fastest-growing fuel source during the past five years Global Energy Consumption Cumulative Percent Change 2001 — 2006 • Fossil fuels are (in million tonnes of oil equivalent) expected to remain dominant global Coal 30% energy sources through 2030 Nat. Gas 16% • Growth in coal demand will be driven by energy Hydro 15% consumption in the developing world, Oil 9% as well as with gains in the developed world Nuclear 6% China & India USA Europe Rest of World Source: BP Statistical Review of World Energy 2007 Slide 7

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL Coal has a vital role in America’s energy future U.S. Energy Reserves U.S. Petroleum Supply U.S. Fuel Prices (in trillion Btu) (million barrels per day) ($/million Btu at 4/18/08) >25x $20.26 = $117 OPEC Other per 35% Imports $10.68 bbl 30% >10x Coal: 94% Domestic 35% $0.81 Coal Natural Gas Oil Domestic OPEC Non-OPEC PRB Natural Crude 8800 Gas Oil FOB rail Wellhead (Q3 2008) (May 2008) Source: EIA, Platts, Argus Coal Daily and NYMEX Slide 8

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL Reserve margins for the U.S. power grid will fall below target levels without adequate investment Year when reserve margin is expected to fall below target level, by region 2010 2009 2009 California New England S. Nevada Arizona 2011 New Mexico New York Rocky Mtn. 2012 2015 2009 America has long had one of the world’s most reliable power systems. Without investment, that could soon change. Source: NERC 2007 Long-Term Reliability Assessment Slide 9

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL Clean-coal technologies can broaden market demand for coal in the long term A plug-in hybrid is one Coal can be converted Gasification can reduce entry for coal into the into transportation fuel emissions and transform transportation market coal into pipeline-quality • At current oil prices, natural gas • Likely to create coal-to-liquids significant off-peak facilities are • IGCC and CCS should demand for electricity economically feasible enable coal to prosper in a carbon-constrained world Public policy initiatives aimed at domestic energy security are spurring debate on energy legislation and incentives for clean-coal technology development Source: ACI Slide 10

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL Since 1970, coal has been used in increasingly clean ways in the United States 200% +182% Electricity 150% from Coal 100% 50% 0% -50% NOx -33% -55% SO2 -100% PM10 -83% 1970 1975 1980 1985 1990 1995 2000 2005 2006 • More progress is expected under existing regulations • Higher efficiency rates and carbon capture technologies create opportunities for reducing carbon intensity as well Source: NMA, EPA NOx (Nitrogen Oxide), SO2 (Sulfur Dioxide), PM10 (Particulate Matter) Slide 11

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL Developed nations must adopt climate solutions and export them to developing nations CO2 Emission Trends • China surpassed (1990 — 2030) the U.S. in GHG 15 Rest of emissions in 2007 Non-OECD 12 • The growth rate of GHG emissions in China developing nations 9 2 is likely to significantly Rest of OECD Gt of CO United States exceed that of 6 developed nations 3 • Developed nations must invest in more clean coal technology 0 research & development 1990 1995 2000 2005 2010 2015 2020 2025 2030 Source: IEA World Energy Outlook 2006, Guardian Slide 12

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL Explosive growth in international coal markets underscores the shortage of energy around the globe Americas Europe/Africa Asia/Pacific Americas expected to Europe/Africa should Asia’s net exports almost double net increase its net projected to decline coal exports in 2008 imports in 2008 significantly in 2008 — Driven by increase in — Significant export — Driven by strong exports from USA declines from economic growth in South Africa developing nations Americas imports expected to decline — Large switch from — Severe supply from 2007 levels domestic to imported constraints in coal in Europe traditional coal — Driven by lower export nations — Coal production import levels into USA declines in Europe Global coal supply and demand flows suggest that the world is short of coal by 25 million to 35 million metric tonnes in 2008, with continued significant supply deficits through 2010 Source: ACI Slide 13

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL Largest coal plant build-out since 1980 will meaningfully expand coal demand Anticipated Supply Region for • Build-out of approximately 16.5 Coal Plants Under Construction (in millions of tons) GW translates into 59 million tons of new annual coal demand over 21 next five years, with substantial increases in 2009 and 2010 14 • Arch’s reserve base strategically 7 positioned to service nearly two-thirds of these new plants 0 2008 2009 2010 2011+ • Another 8 GW, representing an PRB CAPP Illinois NAPP Other additional incremental 25 million tons, is currently in advanced permitting stages Source: Platts and ACI Slide 14

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL Arch Coal is positioned for the future • One of the largest coal producers in the U.S. • Core business is providing U.S. power generators with cleaner-burning, low-sulfur coal for electric generation — Supplies roughly 12% of U.S. coal needs — Provides source fuel for roughly 6% of U.S. electricity • Talented workforce operates large, modern mines • Industry leader in mine safety, productivity and reclamation Source: ACI Slide 15

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL Arch’s national scope of operations and reserve base includes presence in four major U.S. coal basins Illinois Basin Powder River Knight Hawk Basin 1 2 1. Coal Creek 2. Black Thunder 1 2 3 21 4 4 3 Western Central Bituminous Appalachia 1. Skyline 1. Mountain Laurel 2. Dugout 2. Coal-Mac 3. Sufco 3. Cumberland River 4. West Elk 4. Lone Mountain 2.9-Billion Ton Reserve Base Compliance Low-sulfur PRB WBIT ILB CAPP (1,753) (460) (376) (338) High-sulfur Source: ACI at 12/31/07 Slide 16

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL Arch’s future success hinges on three key pillars of performance Operating the world’s Acting as responsible Achieving superior safest coal mines citizens and good financial results • Awarded MSHA’s environmental stewards • 2007 was Arch’s second-Sentinels of Safety honor • 2007 was best year for best financial for operating the nation’s compliance in Arch history performance on record safest underground coal mines in 2006 and 2007 and best among peers • Operated three of top • Ranked first among coal • Earned three National eight most productive industry peers for safety Good Neighbor Awards longwall mines last year performance last year in past four years • Surface mines produced • 2007 was second-best • U.S. Department of 170% more tons per year on record for total Interior Award in 2007 for employee shift than incident rate best surface reclamation industry average in 2007 Source: ACI and Public Sources Slide 17

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL Arch’s safety performance is the best among the largest public coal companies Lost-Time Safety Incident Rate in 2007 (per 200,000 employee-hours worked) 3.31 2.76 2.59 2.24 1.02 Arch Coal Peer 1 Peer 2 Peer 3 Nat’l Avg. Sources: ACI & MSHA Slide 18

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL Arch is committed to rigorous environmental compliance company-wide SMCRA Violations in 2007 (notice of violation comparator group) 224 21 28 14 Arch Coal Peer 1 Peer 2 Peer 3 Source: State-by-state reports 2007. Competitor totals do not reflect any NOVs that may have been vacated during an appeals process. Slide 19

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL We’re continuing to advance our goals and enhance our reputation • Good governance provides a foundation for ethical practices and promotes corporate sustainability and shareholder trust • Forbes recognized Arch as one of the 100 most trustworthy U.S. companies of 2008 • Arch Coal established the Arch Coal Foundation in 2006 with $5 million • Arch Coal’s first social responsibility report was published in 2007 to elevate awareness of our efforts to build a better tomorrow • Acting responsibly and with integrity is the right thing to do — for us and for future generations — and it’s a central tenet in our long-term success Source: ACI, Forbes Slide 20

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL Arch’s mines are strategically positioned to capitalize on dynamic trends in coal markets Central Appalachia Western Bituminous Powder River Basin • Timing of start-up of • Export growth and • Supply constraints in Mountain Laurel supply pressures in other regions and longwall in 2007 was eastern U.S. are sufficient PRB rail advantageous boosting demand capacity should pull coal east • Expect to ship 4.5 • Arch benefits as million tons into the largest producer • Arch will benefit from global and domestic rising domestic prices • Have signed metallurgical and PCI significant export • In discussions to markets in 2008 business export PRB coal Source: ACI Slide 21

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL Arch’s mine portfolio underscores value of diversity 2007 ACI Coal Production 2007 ACI Revenue 2007 ACI Income (percent of total tons by region) (percent of total revenue by region) (percent of segment income by region) WBIT WBIT 22% 33% 15 % IT: WB CAPP: 9% PRB PRB 47% CAPP 41% PRB: 76% CAPP 31% 26% Source: ACI Slide 22

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL Arch is taking decisive steps to capitalize on robust international coal markets U.S. Exports · Arch expects U.S. coal exports to (in million short tons) 80 increase meaningfully in 2008 Steam Coal Met Coal — U.S. coal increasingly valued for purposes of supply diversification 59 • Arch is well positioned to seize new 49 opportunities in global markets — Leverage diversity of shipping options — Currently serving customers on five continents — Pursuing high growth opportunities — Selective approach to signing new contracts retains upside potential 2006 2007 2008E Source: ACI Slide 23

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL Arch has one of the industry’s strongest and cleanest balance sheets Net Debt as Percentage of Capitalization Legacy Liabilities of (at 12/31) $3,431 Largest U.S. Coal Companies (12/31/07, in millions) 83.9% Workers’ Comp Post-Retirement Medical Reclamation 58.0% Pension 46.2% 46.0% $1,302 38.9% $759 $389 $336 2000 2002 2004 2006 2007 Peer 1 Peer 2 Peer 3 Peer 4 ACI Source: SEC filings compiled by ACI Slide 24

LONG-TERM MACRO FUNDAMENTALS | CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES | CURRENT TRENDS | ABOUT ARCH COAL

Arch delivers strong first quarter 2008 results

Earnings Per Share
(fully diluted)


$0.20
$0.56
1Q07
1Q08

Revenues
(in $ millions)


$571.3
$699.4
1Q07
1Q08

EBITDA*
(in $ millions)


$108.5
$189.5
1Q07
1Q08

- **Meaningful expansion** in revenues, earnings per share and adjusted EBITDA over prior-year period
  - Earnings per share increased 180%
  - Consolidated revenues increased 22%
  - EBITDA increased 75%

Arch Coal, Inc.

Source: ACI

EBITDA reconciliation is at end of presentation

Slide 25

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL For 2008, Arch expects a record performance and continued re-investment in core business Earnings Per Share EBITDA* Capital Spending** (as given on April 21, 2008) (in $ millions) (in $ millions) $2.40-$2.80 $745-$845 $310-$340 $258 $472 $1.21 2007 2008E 2007 2008E 2007 2008E • Arch expects a record performance in 2008 • Continue to execute a market-driven approach with leverage to the upside potential in coal markets — Spend low-level of capital — Drive business efficiency Source: ACI *EBITDA reconciliation is at end of presentation ** Excluding reserve additions Slide 26

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL Arch continuously evaluates all avenues for value creation Organic Growth Strategic Growth Invest in core businesses to Consider acquisitions or enhance profit growth and other investments that return on capital, evaluate strategically fit opportunities to further upgrade and create value and expand reserve base Shareholder Returns Market Expansion Capital Structure Enhancement Consider investments to Maintain strong balance sheet expand market for coal and consider other vehicles (and improve coal’s value proposition) for value creation, such as through Btu-conversion and other share repurchases or dividend advanced coal technologies increases, when advantageous Source: ACI Slide 27

EBITDA Reconciliation Chart Included in the accompanying presentation, we have presented certain non-GAAP measures as defined by Regulation G. The following reconciles these items to net income as reported under GAAP. Adjusted EBITDA is defined as net income before the effect of net interest expense; income taxes; our depreciation, depletion and amortization; expenses resulting from early extinguishment of debt; and other non-operating expenses. Adjusted EBITDA is not a measure of financial performance in accordance with generally accepted accounting principles, and items excluded to calculate Adjusted EBITDA are significant in understanding and assessing our financial condition. Therefore, Adjusted EBITDA should not be considered in isolation nor as an alternative to net income, income from operations, cash flows from operations or as a measure of our profitability, liquidity or performance under generally accepted accounting principles. We believe that Adjusted EBITDA presents a useful measure of our ability to service and incur debt based on ongoing operations. Furthermore, analogous measures are used by industry analysts to evaluate operating performance. Investors should be aware that our presentation of Adjusted EBITDA may not be comparable to similarly titled measures used by other companies. The table below shows how we calculate Adjusted EBITDA. Targeted Results Three Months Ended Year Ended Year Ended March 31, December 31, December 31, 2008 2008 2007 2007 Low High (in $000s) (Unaudited) Net income $ 81,147 $ 28,724 $ 174,929 $ 348,000 $ 406,000 Income tax expense 15,240 4,650 (19,850) 34,000 71,000 Interest expense, net 20,063 16,587 72,265 78,000 73,000 Depreciation, depletion and amortization 73,042 57,620 242,062 285,000 295,000 Non-operating expense — 902 2,273 — - Adjusted EBITDA $ 189,492 $ 108,483 $ 471,679 $ 745,000 $ 845,000 Source: ACI

Annual Shareholder Meeting Steve Leer, Chairman and CEO Arch Coal, Inc. St. Louis, Missouri April 24, 2008